EX - 3.1(b)
                    Amendment No. 1 to Articles of Incorporation



Microfilm Number                     Filed with the Department of State on
                                     May 15, 1991

Entity Number  64409

                                     Secretary of the Commonwealth


             ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                        DSCB:  15-1915 (Rev. 89)


In compliance with the requirements of 15 Pa.C.S. Sec. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is:  Chester County Security Fund, Inc.



2. The (a) address of this corporation's current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

(a)  26 East Market Street      West Chester, PA  19382        Chester County
       Number and Street            City    State  Zip             County

(b)

     Name of Commercial Registered Office Provider                 County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.   The statute by or under which it was incorporated is:

     Pennsylvania Business Corporation Law of May 5, 1933

                                                  P.I. 364, as amended.


4.   The original date of its incorporation is:  April 15, 1968

5.   (Check, and if appropriate complete, one of the following):

     X The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

        The amendment shall be effective on:

6.   (Check one of the following):

        The amendment was adopted by the shareholders pursuant to 15 Pa.C.S. Sec. 1914(a) and (b).

      X The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. Sec. 1914 (c).

7.   (Check, and if appropriate complete, one of the following):

     X The amendment adopted by the corporation, set forth in full, is as follows:

     RESOLVED, that the Articles of Incorporation be amended, in part, to read as follows:

     1. "The location and post office address of its initial registered office in this Commonwealth is:

               310 Building 2, 100 Matsonford Road, Radnor, Delaware County, PA 19087" and

     2. "The aggregate number of shares which the Corporation shall have authority to issue is:

               25,000,000 shares of $1.00 Par Value Common Stock"

8.   (Check if the amendment restates the Articles):

        The restated Articles of Incorporation supersede the original Articles and all amendments thereto.


     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles
of Amendment to be signed by a duly authorized officer thereof this   13th   day
of May, 1991.

                                            Chester County Security Fund, Inc.

                                            (Name of Corporation)

                                             By:

                                                      (Signature)

                                             TITLE:  Vice President

                     EX - 3.1(c)
                     Amendment No. 2 to Articles of Incorporation



Microfilm Number                         Filed with the Department of State on
                                         March 22, 1993

Entity Number  64409
                                         Secretary of the Commonwealth


          ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                       DSCB:  15-1915 (Rev. 89)


In compliance with the requirements of 15 Pa.C.S. Sec. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.  The name of the corporation is:  Chester County Security Fund, Inc.



2. The (a) address of this corporation's current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

(a) 310 Building 2, 100 Matsonford Rd., Radnor, PA   19087    Delaware County
                Number and Street         City  State  Zip           County

(b)

    Name of Commercial Registered Office Provider        County

    For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.  The statute by or under which it was incorporated is:

     Pennsylvania Business Corporation Law of May 5, 1933

                                                 P.I. 364, as amended.

4.  The original date of its incorporation is:  April 15, 1968

5.  (Check, and if appropriate complete, one of the following):

    X The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

        The amendment shall be effective on:

6.  (Check one of the following):

       The amendment was adopted by the shareholders pursuant to 15 Pa.C.S. Sec. 1914(a) and (b).

    X The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. Sec. 1914 (c).

7.  (Check, and if appropriate complete, one of the following):

    X The amendment adopted by the corporation, set forth in full, is as follows:

    RESOLVED, that the Articles of Incorporation be amended, in part, to read as follows:

    1. "The aggregate number of shares which the Corporation shall have authority to issue is:

          20,000,000 shares of no par value Common Stock"


8.   (Check if the amendment restates the Articles):

     The restated Articles of Incorporation supersede the original Articles and all amendments thereto.


     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this
17th   day of March, 1993.

                                           Chester County Security Fund, Inc.
                                           (Name of Corporation)



                                           By:
                                                 (Signature)

                                           TITLE: